UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 30, 2024

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)            On May 30, 2024, Mark C Herpin, age 56, assumed the title and duties of Senior Executive Vice President and Chief Operations Officer of the Company and the Bank. Previously, Mr. Herpin served in various senior leadership positions for First Horizon National Corporation (IBERIABANK) such as Senior Vice President, Director of Strategic Data Solutions from August 2023 to May 2024, Senior Vice President, Deputy Chief Information Officer from July 2022 to August 2023, Senior Vice President, Director of Enterprise Data Management from July 2020 to July 2022 and Senior Vice President and Director of Business Intelligence from December 2012 to July 2020.

    There are no arrangements or understandings between a director or executive officer of the Company and Mr. Herpin pursuant to which he was named an executive officer of the Company. No directors or executive officers of the Company or the Bank are related to Mr. Herpin by blood, marriage or adoption. Mr. Herpin has not engaged in any transactions with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission. Mr. Herpin will receive a base annual salary of $275,000. Mr. Herpin will participate in all of the Company’s employee benefit plans, including its annual incentive bonus plan for executives.

A copy of the Company’s press release issued by the Company on May 30, 2024 announcing Mr. Herpin's hiring is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release - dated May 30, 2024
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BANCORP, INC.

Date: May 30, 2024	By:	/s/ John W. Bordelon
John W. Bordelon
Chairman, President and CEO